Exhibit 99.1
© 2024 Azenta, Inc. All rights reserved Transforming our Platform for Sustained Profitable Growth Investor Day March 14, 2024

Azenta Life Sciences | Proprietary and confidential. Welcome Sara Silverman Head of Investor Relations 2

© 2024 Azenta, Inc. All rights reserved Safe Harbor Statement 3 “Safe Harbor” Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company’s most recent SEC filings, including the annual report on Form 10-K for the fiscal year ended September 30, 2023 and any subsequent quarterly reports on Form 10-Q. The Company assumes no obligation to update the information in this presentation. Regulation G This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Brooks business and its operational performance. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of all non-GAAP amounts to the relevant GAAP amount are provided as a separate presentation on the Company’s website. All financial projections throughout this presentation, other than ROIC, exclude amortization of intangibles, restructuring expense and other special charges.

INVESTOR DAY AGENDA

Transforming our Platform for Sustained Profitable Growth

AZENTA LIFE SCIENCES

Topic		Speaker
Introduction		**Sara Silverman,** Head of IR
Strategic Overview & Vision		**Steve Schwartz,** President & CEO
Q&A		
Break		
Financial Review		**Herman Cueto,** EVP & CFO
Q&A and Conclude		
Lunch & Departure		



© 2024 Azenta, Inc. All rights reserved

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© 2024 Azenta, Inc. All rights reserved Azenta – A Leading, Differentiated Life Sciences Company 5 CLICK TO PLAY VIDEO

Azenta Life Sciences | Proprietary and confidential. Transforming our Platform for Sustained Profitable Growth Steve Schwartz President and Chief Executive Officer 6

© 2024 Azenta, Inc. All rights reserved 7 OUR PURPOSE Enabling Breakthroughs Faster

© 2024 Azenta, Inc. All rights reserved Our Path to Sustainable, Profitable Growth 8 K E Y M E S S A G E S F O R T H E D A Y Long-term opportunity enabled by near-term transformation 1 2 3 Investing in transformation for scale and profitability Strong positions in large, attractive markets Positioned to outperform in any market environment

© 2024 Azenta, Inc. All rights reserved Transforming our Platform for Sustained Profitable Growth 9 A G E N D A High value, differentiated platform Uniquely positioned to outperform end market growth Investing in multiple growth drivers

© 2024 Azenta, Inc. All rights reserved $665M B Medical 17% S a mple Management 46% Multiomics 3 7 % A Well-Established Global Life Sciences Leader Data as of FY’23 (12 months ended 9/30/23) 10 Revenue by Region Key Metrics 54% NA 10% Africa 8% China 20% Europe 8% APAC Other A T A G L A N C E 1 Billion + Samples Supported 1 in 3 employees is a scientist/engineer >150 Countries 20 of 20 Top Pharma/Biotech ~13,000 Customers FY’23 Revenue by Segment

© 2024 Azenta, Inc. All rights reserved Highly Differentiated Sample Management Portfolio Provides Comprehensive End-to-End Solutions 11 Sample Sourcing Storage, Automation and Logistics Consumables & Instruments Genomics and Analytical Services Data and Informatics Sample / Patient Drug Development / Physician Find Format Store / Manage Measure Inform ENABLING BREAKTHROUGHS FASTER

© 2024 Azenta, Inc. All rights reserved Our Customers are at the Forefront of Scientific Breakthroughs from Discovery to Delivery 33 Nobel laureate labs use Azenta 27,500 Citations in scientific journals 33 of 50 Top customers purchase across multiple business lines 13,000+ Total customers served by Azenta Academic / Other Pharma / Biotech Healthcare / Clinical 20 of 20 Top pharma / biotech served by Azenta 12

© 2024 Azenta, Inc. All rights reserved Transforming our Platform for Sustained Profitable Growth 13 A G E N D A High value, differentiated platform Uniquely positioned to outperform end market growth Investing in multiple growth drivers

© 2024 Azenta, Inc. All rights reserved Leveraging Competitive Advantages to Capture Market Share 14 1 2 3 4 5 Unique portfolio with differentiated offerings Cutting edge technologies wherever we operate Best-in-class team with > 400 advanced degree scientists Company size enables us to be nimble The Trusted Partner in Sample Management and Analysis Proven track record with longstanding customer base

© 2024 Azenta, Inc. All rights reserved Portfolio Positioned to Capitalize on Market Trends 15 Novel Modalities Driving Demand for Sample Products & Services >20% Growth expected in patients treated by cell therapies Cell & Gene Therapy, the Next Frontier ~2K Cell & Gene Therapy active trials today Demand for Automated Temperature Control >45% 2023 FDA drug approvals require temp. control Quality Sample Collections are Essential 2X Growth expected in outsourced samples in 5 years Trend Toward Outsourcing R&D >50% Biopharma R&D outsourced today Source: Internal estimates, Alliance for Regenerative Medicine: “Sector Snapshot, December 2023”

~$11B TAM Provides Significant Opportunity

Total Addressable Market


B Medical / Sample Sourcing
$1B
Sample Management Solutions
$7B
Multiomics
$3B

The Near-Term Opportunity

~$11B Market	• Large, diverse market
<10% Market Share	• Small share in a large market
Low-Single Digit	• Market growth rate FY'23-26

WE EXPECT TO OUTGROW THE MARKET IN ANY ENVIRONMENT

Note: B Medical TAM includes sample sourcing opportunity plus vaccine cold chain
Source: Market Reports, Independent, third party commissioned analysis, internal estimates

© 2024 Azenta, Inc. All rights reserved

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© 2024 Azenta, Inc. All rights reserved High value, differentiated platform Uniquely positioned to outperform end market growth Investing in multiple growth drivers Transforming our Platform for Sustained Profitable Growth 17 A G E N D A

© 2024 Azenta, Inc. All rights reserved Multiomics Multiple Growth Drivers for Near and Longer-Term Growth 18 Segment % of FY’23 Revenue Key Growth Drivers B Medical Sample Management Solutions 46% 37% 17% • Capitalizing on wave of samples • Conversion to automation • New scientific service offerings • Geographic expansion • Aligned with Azenta • Sample sourcing

© 2024 Azenta, Inc. All rights reserved Multiomics Multiple Growth Drivers for Near and Longer-Term Growth 19 Segment % of FY’23 Revenue Key Growth Drivers B Medical Sample Management Solutions 46% 37% 17% • Capitalizing on wave of samples • Conversion to automation • New scientific service offerings • Geographic expansion • Aligned with Azenta • Sample sourcing

SAMPLES ARE AT THE CENTER OF EVERYTHING WE DO

Meaningful Discoveries in Life Sciences Start with High Quality Samples. Billions of them…

Our Opportunity

~24 Billion	samples are stored cold globally
~1 Million	upright manual freezers
~2.6 Billion	samples are generated each year that must be stored cold



~50% or ~1.3B of Samples Generated Each Year Require Ultracold Storage

Samples Generated per year by Storage Temperature


Cryo
(-190°C)
-20°C
-80°C
2.6B
Samples
~50%
or ~1.3B

Note: Metrics include research and clinical trial samples only
Source: ClearView and Company analysis

© 2024 Azenta, Inc. All rights reserved

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SAMPLE MANAGEMENT SOLUTIONS

Automated Store Systems Applications Continue to Expand into New Areas

Drivers

- Strong competitive moat built over the past decade of innovation investments
- Cryo for Cell and Gene Therapy is a unique enabler
- New vectors expand addressable customer base



Stores Revenue Growth
(FY'20-23)


24% CAGR
~$70M
New Vectors
>100% CAGR
Cryo
Base Stores
17% CAGR
FY'20
FY'21
FY'22
FY'23

© 2024 Azenta, Inc. All rights reserved
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© 2024 Azenta, Inc. All rights reserved Customers Increasingly Look to Azenta for Outsourced Sample Repository Services • Sample collection size and complexity are driving sustained growth • Much more than a storage repository as we now handle ~1 million sample transactions per month • Going forward, storage capacity and transaction volume require repositories to be automated S A M P L E M A N A G E M E N T S O L U T I O N S Drivers Samples in Storage at Azenta 22 0 10 20 30 40 50 60 FY'13 FY'14 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 23% CAGR Millions

© 2024 Azenta, Inc. All rights reserved BioArc Ultra is the Transformative Solution to Address the Demand Wave 23 S A M P L E M A N A G E M E N T S O L U T I O N S

Automation Meaningfully Simplifies Operations



BioArc Ultra
Manual freezer
3 BioArc Ultras
~ 4,800 Sq. Ft
450 ft
80 ft
~ 2,800 Manual Freezers
106,000 Sq. Ft
235 ft
60 ft

- Significant footprint reduction
- >75% reduction in energy consumption, CO2 emissions
- Dramatic reduction in cycle time
- Significant cost efficiency

Note: Hypothetical scenario using 0.9mL tubes representing the Azenta biorepository collection

© 2024 Azenta, Inc. All rights reserved

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© 2024 Azenta, Inc. All rights reserved Multiomics Multiple Growth Drivers for Near and Longer-Term Growth 25 Segment % of FY’23 Revenue Key Growth Drivers B Medical Sample Management Solutions 46% 37% 17% • Capitalizing on wave of samples • Conversion to automation • New scientific service offerings • Geographic expansion • Aligned with Azenta • Sample sourcing

MULTIOMICS

New Areas Beginning to Contribute to Growth on Top of a Healthy Base Business


Multiomics Revenue
($M)
~5% CAGR
$225
$248
FY'21
FY'23
New Growth Areas
Synthesis
Next-Generation Sequencing
Sanger

>20% CAGR from New Growth Areas:

- Proteomics
- Single cell
- Clinical services

~3% CAGR from Base Business



© 2024 Azenta, Inc. All rights reserved

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© 2024 Azenta, Inc. All rights reserved We are Investing to Stay in Front of Our Opportunities 27 Investing to Remain at the Forefront of NGS Technology Transformation M U L T I O M I C S → Investments for sustained leadership in new scientific areas ‒ Proteomics ‒ Single cell ‒ Clinical services → Geographic Expansion ‒ Capacity expansion in key labs in 2023 ‒ Oxford, UK site opening in 2024 New Vectors/Capacity Additions Example: 0% 25% 50% 75% 100% NovaSeq® X Plus NovaSeq® 6000 HiSeq X® NGS Data Generated by Installed Equipment Type Note: HiSeq X and NovaSeq are registered trademarks of Illumina, Inc. No rights are claimed to these marks.

© 2024 Azenta, Inc. All rights reserved Multiple Growth Drivers for Near and Longer-Term Growth 28 Multiomics Segment % of FY’23 Revenue Key Growth Drivers B Medical Sample Management Solutions 46% 37% 17% • Capitalizing on wave of samples • Conversion to automation • New scientific service offerings • Geographic expansion • Aligned with Azenta • Sample sourcing

B MEDICAL

Near Term Repositioning, Enhancing Profitability

B Medical – Today

- >80% of revenue and >90% of gross profit is from Vaccine Cold Chain ("VCC")
- The remainder is non-VCC (i.e. Medical Refrigeration and Blood Management solutions)


VCC Asia
6%
VCC Africa
67%
FY 2023
$113M
Revenue
VCC LatAm
13%
Non VCC
14%
(Exiting)

B Medical – Go Forward State

- Focus portfolio exclusively on VCC
  - Exit non-VCC product lines
- Luxembourg Manufacturing Center of Excellence
  - Consolidate 4 Azenta sites into 1 location

Deliver More Reliable Quarterly Profitability

Quarterly Revenue Scenarios	**$10M**	**$25M**	**>$40M**
Adj. EBITDA Margin	**~Breakeven**	**Mid-teens %**	**>20%**

© 2024 Azenta, Inc. All rights reserved

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© 2024 Azenta, Inc. All rights reserved Significant Upside Opportunities from Sample Acquisition Enabled by B Medical Platform 30 B M E D I C A L The Opportunity B Medical Platform Reach in Africa • Human biological samples from Africa have tremendous value for discovery because of genetic diversity • Strong interest from Ministries of Health and Pharmaceutical companies • In early stages of first opportunities to source millions of consented samples

CUSTOMER CASE STUDY

Case Study with 20+ Year Global Big Pharma Demonstrates Growth in Services Used


Revenue
3X
FY'20
FY'21
FY'22
FY'23


• Early adopter of automated stores and GENEWIZ services
2000s-2019
• Added Sample Repository Solutions
2020
• Expanded GENEWIZ services
• Preferred provider for RNA-Seq
2021
• Added 3 large automated stores
• Installed 100M+ sample capacity at HQ
2022
• Reached >5M samples stored at Azenta
2023

© 2024 Azenta, Inc. All rights reserved

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3-Year Target Revenue Model Summary & Growth Drivers

AZENTA LIFE SCIENCES

Sample Management Solutions ("SMS")

Organic growth % **HSD**



- Market conversion to automation and continued demand for automated workflows
- Modest growth in C&I

+

Multiomics

Organic growth % **MSD**



- Continued growth in synthesis and new vectors
- Technology disruption driving some uncertainty in NGS

+

B Medical

Pro Forma[1] Organic growth % **LSD**



- Exiting non-VCC product lines (~$13M)
- Modest growth in VCC
- Upside potential in sample acquisition

Pro Forma Revenue[2] CAGR FY'23-26 5-8%

1: Pro forma revenue excludes $13M of revenue from non-vaccine cold chain ("VCC") product lines that we are winding down starting FY'24
2: Pro forma revenue excludes $16M of revenue from product lines that we are winding down starting in FY'24 (i.e. non-VCC B Medical product lines and other small, non-core product lines)
LSD: Low-single digit, MSD: Mid-single digit, HSD: High-single digit

© 2024 Azenta, Inc. All rights reserved

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© 2024 Azenta, Inc. All rights reserved 3-Year Target Model Summary Pro Forma Revenue Growth1 Adj. EBITDA Margin Free Cash Flow EPS Growth 15-17% in FY’26 $100M+ Cumulative FY’24-26 >45% CAGR FY’23-262 FY26: $0.75 - $1.20 33 5-8% CAGR FY’23-26 1: Pro forma revenue excludes $16M of revenue from product lines that we are winding down starting in FY’24 (i.e. non-VCC B Medical product lines and other small, non-core product lines) 2: Based on midpoint of guidance

© 2024 Azenta, Inc. All rights reserved FY’24-26 is a Critical Period on Our Journey to Longer Term Growth and Profitability 34 2021 to 2023 2024 to 2026 2027+ • Created a unique, standalone life sciences company Launch Azenta Execution Focused Continued Profitable Growth • Investing in defensible growth • Building the foundation for scale • Accelerate growth • Drive higher margin growth with scalable platform

Azenta Life Sciences | Proprietary and confidential. Q&A 35

Azenta Life Sciences | Proprietary and confidential. 10 Minute Break 36

Azenta Life Sciences | Proprietary and confidential. Driving Performance: Our Roadmap for Success Herman Cueto Chief Financial Officer 37

© 2024 Azenta, Inc. All rights reserved Driving Performance: Our Roadmap for Success 38 A G E N D A Planning for sustained profitable growth Transformation for scale and growth – Ascend 2026 Disciplined capital allocation strategy How we will measure success – roadmap to 2026

© 2024 Azenta, Inc. All rights reserved A Look Back on Recent Results. Initiatives Underway to Drive Improved Performance Note: FY’24E based on the midpoint of guidance as previously disclosed on 11/13/23 and 2/7/24. *Non-GAAP financial measures – see reconciliation tables. 39 Revenue ($M) Adjusted EBITDA Margin* (%) 11.3% 4.6% FY'22 FY'23 FY'24E ~300bps improvement $555 $665 FY'22 FY'23 FY'24E 5-8% growth $696-718M

© 2024 Azenta, Inc. All rights reserved >300 bps of adj. EBITDA margin expansion 1H to 2H’23 Completed cost actions announced in FY’23 for $28M in annual savings Strong Q1’24 margin and cash flow performance On track for ~300 bps of adj. EBITDA margin expansion FY’23 to FY’24E Early Evidence Our Initiatives Are Working 40

© 2024 Azenta, Inc. All rights reserved Driving Operational Excellence: Building the Foundation For Scale and Growth 41 • Reduce complexity • Rebuild system infrastructure • Optimize, create standard processes Our Playbook Deliver Measurable Results • Establishing transformation management office with executive leaders • Commitment to new long-term model • Key project milestones

© 2024 Azenta, Inc. All rights reserved Driving Performance: Our Roadmap for Success 42 A G E N D A Planning for sustained profitable growth Transformation for scale and growth – Ascend 2026 Disciplined capital allocation strategy How we will measure success – roadmap to 2026

© 2024 Azenta, Inc. All rights reserved The Opportunity The Solution The Goal Launched Transformational Program, Ascend 2026: Targeting $30-40M in Cost Actions by FY’26 43 • Rapid growth last 10 years – 15+ acquisitions • Accumulated layers of complexity – SG&A is >40% of sales • Infrastructure that needs simplification for scale • Streamlining and simplifying under Transformation Management Office Leadership • Cross-functional executive sponsorship, led by CFO Deliver cost reduction of $30-40M by FY’26

© 2024 Azenta, Inc. All rights reserved Ascend 2026 Business Transformation Strategy – Situation Today 44 Today Future IT Systems 13 Physical Sites 45 Legal Entities 39 Countries 13 SG&A % of Sales1 41% Adj. EBITDA Margin1,2 4.6% “Ascend’26” Transformation Strategy 1: As of FY 2023 2: Non-GAAP financial measures – see reconciliation tables in appendix

© 2024 Azenta, Inc. All rights reserved Project Ascend 2026: Key Identified Programs Program Goals Est. savings Total $30-40M 45 Site Rationalization • Reduce from 45 sites in 13 countries to ~25 sites by FY26 • Simplify legal entity structure 1. $10M to $15M IT System Optimization • Reduce key system count by more than half -- from 13 to 6 by the end of FY26 4. Enabler Organization Simplification • Evaluate target org structure, third-party spend and other corporate costs 3. $15M to $20M Portfolio Optimization • Exit non-core, sub-scale, sub-profitable product lines • Invest in strategic product lines through automation 2. ~$5M

Case Study: Finance Department Simplification

Situation

Current State:

- Cost of Finance department is ~5% of sales vs benchmark <2%

Root Cause:

- Complexity from 15+ acquisitions over the past decade

Our Solution:

- Site rationalization
  - Simplification of operating environment
- IT System optimization
  - Streamlining systems, adding automation
- Organization simplification
  - As we reduce complexity the volume of work will also decrease

Results

Cost of Finance



1-2pts of improvement
~5% of sales
~3-4% of sales
<2% of sales
FY'23
FY'26
Goal

© 2024 Azenta, Inc. All rights reserved

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© 2024 Azenta, Inc. All rights reserved Ascend’26 Business Transformation Strategy – What Success Will Look Like Sept. 30, 2026 47 Today Today Sept. 30, 2026 IT Systems 13 6 Physical Sites 45 <25 Legal Entities 39 <25 SG&A % of Sales1 41% ~Mid-30%s Adj. EBITDA Margin1,2 4.6% 1: As of FY 2023 2: Non-GAAP financial measure – see reconciliation tables in appendix 15-17%

What to Expect: Timing of Cost Savings

AZENTA LIFE SCIENCES

Annual Savings by Year

Profit Improvement

FY'24

- Phase I and II initiatives announced in FY23
- Nominal Ascend benefits

$18M

FY'25-26

- Phase II initiatives announced in FY23
- Ascend 2026
  - Realize benefits of initiative of ~$15-20M per year

$30-40M

Beyond FY'26

- Broad scale automation in the factories and the function
- Future wave of Ascend benefits

TBD

~1,100bps

EBITDA Margin Expansion FY'23-26[1]

FY'24 | FY'25-26 | Beyond FY'26

Timing

1: Based on midpoint of guidance

© 2024 Azenta, Inc. All rights reserved

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© 2024 Azenta, Inc. All rights reserved Driving Performance: Our Roadmap for Success 49 A G E N D A Planning for sustained profitable growth Transformation for scale and growth – Ascend 2026 Disciplined capital allocation strategy How we will measure success – roadmap to 2026

© 2024 Azenta, Inc. All rights reserved Organic Investment Acquisitions Return Cash to Shareholders $1.5B Capital Deployed Since Becoming Azenta in 2022 50 12% 34% 54% Over 2 years, $1.5B of capital deployed • R&D ~5% of revenue • CAPEX investments for growth • B Medical • $1B share repurchases • Barkey • Ziath

© 2024 Azenta, Inc. All rights reserved Going Forward: Consistent Capital Deployment Toward Value Creating Initiatives 51 • R&D ~5% of revenue • Capital expenditures 6-8% of revenue • Strategic, tuck-in M&A Invest in the Core • $500M planned for FY’24 Share Repurchases Free Cash Flow Cumulative $100M+ FY’24-26 Exit FY24 in a strong balance sheet position with ~$500M in cash and no debt

© 2024 Azenta, Inc. All rights reserved Driving Performance: Our Roadmap for Success 52 A G E N D A Planning for sustained profitable growth Transformation for scale and growth – Ascend 2026 Disciplined capital allocation strategy How we will measure success – roadmap to 2026

3-Year Target Revenue Model Summary & Growth Drivers

AZENTA LIFE SCIENCES

Sample Management Solutions ("SMS")

Organic growth % **HSD**



- Market conversion to automation and continued demand for automated workflows
- Modest growth in C&I

+

Multiomics

Organic growth % **MSD**



- Continued growth in synthesis and new vectors
- Technology disruption driving some uncertainty in NGS

+

B Medical

Pro Forma[1] Organic growth % **LSD**



- Exiting non-VCC product lines (~$13M)
- Modest growth in VCC
- Upside potential in sample acquisition

Pro Forma Revenue[2] CAGR FY'23-26 5-8%

1: Pro forma revenue excludes $13M of revenue from non-vaccine cold chain ("VCC") product lines that we are winding down starting FY'24
2: Pro forma revenue excludes $16M of revenue from product lines that we are winding down starting in FY'24 (i.e. non-VCC B Medical product lines and other small, non-core product lines)
LSD: Low-single digit, MSD: Mid-single digit, HSD: High-single digit

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© 2024 Azenta, Inc. All rights reserved 3-Year Target Model Summary Pro Forma Revenue Growth1 Adj. EBITDA Margin Free Cash Flow EPS Growth 15-17% in FY’26 $100M+ Cumulative FY’24-26 >45% CAGR FY’23-262 FY26: $0.75 - $1.20 54 5-8% CAGR FY’23-26 1: Pro forma revenue excludes $16M of revenue from product lines that we are winding down starting in FY’24 (i.e. non-VCC B Medical product lines and other small, non-core product lines) 2: Based on midpoint of guidance

Programs Identified to Deliver 300-400 bps Adj. EBITDA Margin Improvement Per Year FY'24-26 & Long-Term Margins >20%


20%+
15-17%
4.6%
~1,100 bps margin expansion
FY'23
adj. EBITDA
Operating Leverage
Cost Initiatives
FY'26
adj. EBITDA
Long Term

Note: FY2023 adj. EBITDA is a non-GAAP financial measure – see reconciliation tables in appendix.

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© 2024 Azenta, Inc. All rights reserved Underlying Modeling Assumptions 56 FY’24 FY’25 & 26 Interest Income $27M to $29M ~$12-16 million per year Tax Rate 33% to 37% 27% to 29% Average Share Count ~52 million ~ 47.5 million Debt No Debt No Debt Note: FY’24 guidance as previously disclosed on 11/13/23 and 2/7/24. Item

© 2024 Azenta, Inc. All rights reserved Executing Clear Strategy for Growth 57 I N S U M M A R Y 1. Strong, differentiated portfolio in attractive end markets 2. Transforming Azenta for scalable, profitable growth 3. Initiatives underway to improve margins 4. Continued disciplined capital allocation 5. Clear path forward with measurable milestones

Azenta Life Sciences | Proprietary and confidential. Q&A 58

© 2024 Azenta, Inc. All rights reserved Our Path to Sustainable, Profitable Growth 59 I N S U M M A R Y Long-Term Opportunity Enabled By Near-Term Transformation 1 2 3 Investing in transformation for scale and profitability Strong positions in large, attractive markets Positioned to outperform in any market environment

© 2024 Azenta, Inc. All rights reserved Feedback on Today’s Event Thank you for joining us for our 2024 Investor Day. We hope you found it informative. Your feedback is important to us, so we would appreciate it if you could fill out a quick survey - it should take only 2-3 minutes. The answers are all anonymous. This survey will be online for the next 4 days so we ask you to please complete it as soon as possible as we will then tabulate the results and share with our management team. Link to the survey https://forms.office.com/Pages/ResponsePage.aspx?id=rWvxNGyyQ0iX-dYkZqj0wW_6ZFaq-IBAsfP9FsyV-4RUMUhYSk9WM0c1NzFZOVlZSVJJRkowNzZLTC4u Or use this QR code Thank you 60

© 2024 Azenta, Inc. All rights reserved Appendix 61

New Three Segment Structure Starting FY'24



37%

1. Multiomics

Next Generation Sequencing

- Experience processing over 100 sample types, including proteomics solutions

Sanger Sequencing

- Highest throughput addressing complex studies

Gene Synthesis & Other

- Wide range of synthetic DNA solutions for research and preclinical and clinical solutions


Gene Synthesis & Other 13%
Sanger Sequencing 9%
Next Generation Sequencing 15%
Sample Repository Solutions 17%
Consumables & Instruments 12%
Ultracold Systems & Services 17%
B Medical Systems 17%
AZENTA
LIFE SCIENCES

46%

2. Sample Management Solutions

Sample Repository Solutions

- On-site and off-site sample storage and cold chain logistics

Ultracold Systems & Services

- Automated storage systems from ambient to -190°C Cryogenic

Consumables & Instruments

- Sample tube solutions, PCR & microplate solutions and sample thawing



17%

3. B Medical Systems

- Temperature-controlled storage and transportation solutions
- Vaccine "network" as a foundation for highly targeted sample sourcing

Note: FY23 (ending 9/30/23)

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© 2024 Azenta, Inc. All rights reserved Broad Exposure to End Markets 63 Revenue Breakdown by End Market (FY’23) 45% Pharma/ Biotech 15% Medical/ Government / Non-Profit 15% Emerging Markets 9% Other 16% Academic

© 2024 Azenta, Inc. All rights reserved 64 •RTS •Nexus 2011-2012 2013-2014 •Matrical •BioCision 1 2015-2016 •FluidX •BioStorage Technologies 2017-2018 •BioCision 2 •PBMMI •FreezerPro •4titude Ltd. •BioSpeciMan 2019-2020 2021 Azenta Life Sciences Launch 2022-2023 10+ Years Building a Leading-Edge Life Sciences Company •GENEWIZ •RURO •Trans-Hit Biomarkers •Abeyance •Barkey •B Medical •Ziath Automated Stores Consumables & Instruments Sample Repository Solutions Genomics Services Temperature-Controlled Storage Solutions

Portfolio Offering Examples

AZENTA LIFE SCIENCES

Automated Stores

SampleStore™



BioStore™





BioStore™ III Cryo

Sample Repository Solutions



B Medical Systems



Consumables & Instruments









Genomic Services



Sanger Sequencing



Gene Synthesis



Next Generation Sequencing

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© 2024 Azenta, Inc. All rights reserved Net Income to Adjusted EBITDA Reconciliation Continuing Operations 66 $ millions FY22 FY23 Net income 2,132.9 (14.3) (Income) Loss from discontinued operations, net of tax (2,144.1) 1.4 Net income (Loss) from continuing operations (11.3) (12.9) Adjustments: Interest income (20.3) (43.7) Interest expense 4.6 - Income tax provision 1.4 (17.5) Depreciation 21.9 37.2 Amortization of intangible assets 32.3 48.4 Loss on extinguishment of debt 0.6 - EBITDA - from Continuing Operations 29.2 11.4 Adjustments: Purchase accounting impact on inventory - 9.7 Stock-based compensation 12.4 9.5 Other special charges 2.7 (0.0) Tax indemnification reserve release - - Impairment of trademark - - Tariff adjustment (0.5) - Restructuring charges 0.7 4.6 Merger and acquisition costs and costs related to share repurchase (*) 17.3 13.8 Contingent Consideration - Fair Value Adjustments 0.6 (18.5) Adjusted EBITDA - from Continuing Operations 62.5 30.4 Adjusted EBITDA margin 11.3% 4.6% (*) Includes expenses related to governance-related matters.